UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 20, 2008

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 26, 2008, EXCO Resources, Inc., a Texas corporation (“EXCO”), filed a Form 8-K dated February 20, 2008 (the “Original Form 8-K”).   This Form 8-K/A –Amendment No. 1 amends and restates Item 9.01 of the Original Form 8-K in its entirety to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited statements of revenues less direct operating expenses of the Appalachian Properties for the years ended December 31, 2006 and 2007 are included as Exhibit 99.1.

(b)   Unaudited Pro Forma Financial Information.

The unaudited pro forma financial information in respect of the acquisition of assets from EOG Resources, Inc., and certain of its subsidiaries for the year ended December 31, 2007 is included as Exhibit 99.2.

(d)   Exhibits.

Exhibit
Number	Description

10.1

First Amendment to Amended and Restated Credit Agreement dated as of February 20, 2008, among EXCO Partners Operating Partnership, LP, as borrower, and certain of its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto. *

10.2

First Amendment to Second Amended and Restated Credit Agreement dated as of February 20, 2008, among EXCO Resources, Inc., as borrower, and certain of its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto. *

10.3	Asset Purchase Agreement dated December 7, 2007, between EXCO Appalachia, Inc., as purchaser, and EOG Resources, Inc. and certain of its subsidiaries, as sellers. *

10.4	Amendment to Asset Purchase Agreement dated February 20, 2008, between EXCO Appalachia, Inc., as purchaser, and EOG Resources, Inc. and certain of its subsidiaries, as sellers. *

23.1	Consent of Deloitte & Touche LLP. **

99.1	Appalachian Properties statements of revenues less direct operating expenses for the years ended December 31, 2006 and 2007. **

99.2	EXCO Resources, Inc. pro forma financial information and footnotes for the year ended December 31, 2007. **

* Previously filed as an exhibit to the original Form 8-K.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: March 27, 2008	By:	/s/ J. Douglas Ramsey
J. Douglas Ramsey, Ph.D.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1

First Amendment to Amended and Restated Credit Agreement dated as of February 20, 2008, among EXCO Partners Operating Partnership, LP, as borrower, and certain of its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto. *

10.2

First Amendment to Second Amended and Restated Credit Agreement dated as of February 20, 2008, among EXCO Resources, Inc., as borrower, and certain of its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto. *

10.3	Asset Purchase Agreement dated December 7, 2007, between EXCO Appalachia, Inc., as purchaser, and EOG Resources, Inc. and certain of its subsidiaries, as sellers. *

10.4	Amendment to Asset Purchase Agreement dated February 20, 2008, between EXCO Appalachia, Inc., as purchaser, and EOG Resources, Inc. and certain of its subsidiaries, as sellers. *

23.1	Consent of Deloitte & Touche LLP. **

99.1	Appalachian Properties statements of revenues less direct operating expenses for the years ended December 31, 2006 and 2007. **

99.2	EXCO Resources, Inc. pro forma financial information and footnotes for the year ended December 31, 2007. **

* Previously filed as an exhibit to the original Form 8-K.

** Filed herewith.